Listing Report:Supplement No. 28 dated Aug 25, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 448380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 24.92%	Starting monthly payment:	$379.32

Auction yield range:	10.89% - 20.50%	Estimated loss impact:	11.29%
Lender servicing fee:	1.00%	Estimated return:	9.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1994	Debt/Income ratio:	19%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,364	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	trade-cocktail	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance Loan
Purpose of loan:
This loan will be used to refinance a loan on which I initially borrowed $17,000, I have paid it down to $10000.? This loan will allow me to refinance that loan at a lower monthly payment.

My financial situation:
I am a good candidate for this loan because I have a secure job and a flawless payment history on all of my obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1992	Debt/Income ratio:	38%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,608	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	Krikssur	Borrower's state:	Ohio	Borrower's group:	DIVORCED AND GETTING OUT OF DEBT !!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2007) 600-619 (Jul-2007) 580-599 (Jun-2007) 560-579 (May-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
My personal loan
Purpose of loan:
This loan will be used to? pay uncovered medical expenses for recent knee surgery

My financial situation:
I am a good candidate for this loan because?? I had a recent loan that was paid off early.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 590
??Insurance: $ 70
??Car expenses: $ 350
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 75
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$786.30

Auction yield range:	2.89% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1997	Debt/Income ratio:	11%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	13y 6m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$73,291	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	unflappable-interest	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
My purpose of this loan is to finish my basement. My brother who is currently separated would be moving into the basement and would help me with monthly bills. If he does not stay as long, I would switch the basement to an entertaining room and still would be able to make all my monthly payments.

I pay my credit cards to zero every month, and also pay my mortgage generally 1-2 months early. I will have no problems in paying monthly for the amount that I am asking for. I am only asking for a loan as Chase bank has frozen my Home Equity Line of Credit. This loan was frozen due to the economy and for no other reason. Please have the confidence in my ability to repay this loan. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 9.17%	Starting monthly payment:	$262.84

Auction yield range:	5.89% - 6.10%	Estimated loss impact:	6.03%
Lender servicing fee:	1.00%	Estimated return:	0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1998	Debt/Income ratio:	18%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	19y 2m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	delectable-contract1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement - loan payoff
Purpose of loan:
This loan will be used to?
Pay off existing loan with a balance of $2547.96,?kitchen and bath remodel, Tree removal.
My financial situation:
I am a good candidate for this loan because?
I have no debt with the exception of the $2547.96, and I have an excellent credit rating of 782. I always make payment on time and have paid loans off?sooner than allowed. ?
Monthly net income: $
$2393.33 plus wife's income $902.68 retirement income
Monthly expenses: $
??Housing: $ 0
??Insurance: $?163.50
??Car expenses: $?130
??Utilities: $ 270
??Phone, cable, internet: $ 152.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1997	Debt/Income ratio:	24%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$376	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	balancer762	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for Daughter and House
Purpose of loan:
This loan will be used to provide my daughter with some money and for the new house we purchased in March.
My financial situation:
I am a good candidate for this loan because I am stable. If you look at my work history I have had 2 jobs in the past 22 years. We recently purchased a house and we need some things like window treatments, backyard landscaping, etc.?

Monthly net income: $ 4211.63

Monthly expenses: $
??Housing: $ 1476
??Insurance: $ 175
??Car expenses: $ 650
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 21.34%	Starting monthly payment:	$234.96

Auction yield range:	16.89% - 16.99%	Estimated loss impact:	24.94%
Lender servicing fee:	1.00%	Estimated return:	-7.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-2001	Debt/Income ratio:	45%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,381	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	neighborly-felicity4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final Touches on Remodel!
Purpose of loan:
This loan will be used to? finish our remodel! We have already invested in fresh paint, new countertops and appliances, and updating fixtures and lighting! The final step is our new floors!?

My financial situation:
I am a good candidate for this loan because? I have a good credit score, pay my bills early and have myself and husband's steady incomes!

Monthly net income: $ 6000

Monthly expenses: $ 4500
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 350
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$163.69

Auction yield range:	5.89% - 10.00%	Estimated loss impact:	6.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2001	Debt/Income ratio:	10%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,100	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	credit-heart3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying back closing costs
Purpose of loan:
This loan will be used to help pay my parents back for helping with our closing costs on our new home!

My financial situation:
I am a good candidate for this loan because I pay consistently. I own mulitple homes and have never once made a late payment. Whatever I set up to have automatically drafted always gets paid. I am a firm believer in honesty and integrity and follow through. I have a $35,000 Money Market account with Regions that can be used if in an emergency.But I'd like to not touch that if possible.

Monthly net income: $ 5350 from salary and rental income

Monthly expenses:?based on?average from last 12 months
??Housing: $ 1900
??Insurance: $ 160
??Car expenses: $?150
??Utilities: $ 250
??Phone, cable, internet: $?80
??Food, entertainment: $ 80
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 150
??Other expenses: $ 150 (doctor,pharmacueticals, hair, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$292.87

Auction yield range:	7.89% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2000	Debt/Income ratio:	20%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	13y 7m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,544	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	rapid-note3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FUNERAL EXPENSESO
Purpose of loan:
This loan will be used to?
Pay for out of pocket Hospice expenses not covered by my dad's insurance. Then, to provide an out-of-state funeral for him. Transporting being a major expense. He wants to be buried where he was born, in Texas, and we currently reside in California. I will also need flights and lodging for my family and I for the duration of the funeral.
My financial situation:
I am a good candidate for this loan because?
I have worked very hard my entire life, and am trying to keep a good credit score, hoping to someday get excellent. I will not do myself wrong and hurt my credit by not paying back a loan. I wish my dad had life insurance, but due to his age it was not possible to get in his or our budget.
Monthly net income: $
4000.00
Monthly expenses: $
??Housing: $640.00
??Insurance: $Included
??Car expenses: $ 800.00 (Car payment, insurance, and gasoline)
??Utilities: $ 300.00
??Phone, cable, internet: $150.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1994	Debt/Income ratio:	63%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	28 / 28	Length of status:	19y 9m
Amount delinquent:	$0	Total credit lines:	67	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$53,427	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	well-rounded-euro0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to?? To consolidate some of our credit cards into one payment and help our credit score

My financial situation:
I am a good candidate for this loan because?? I have been in the military for almost 20 yrs and I am set to retire next year, I already have a govt job lined up making more money than I currently am plus my pension. My wife makes 40,000 a yr and she has been with her current employer for 15 yrs. We never pay anything late and our goal is to pay off all of our credit card debt within 3 yrs, this loan would be the starting point and we are also considering borrowing against our TSP so that we may achieve this goal. My wife's hours had been cut for almost a year due to the economy and everything just finally caught up with us that is why our credit card debt is so high.? The risk would not be high if you invested in us, we strive to maintain our payment history and have never been late. The payment on this loan would be the same since we try to pay more than the minimum each month. We just want to consolidate some payments into one. The debt to income ratio looks high due to this showing only my income it is not that high. Thank you for your time and consideration.

Monthly net income: $ 7603.00

Monthly expenses: $
??Housing: $ 2081.00 ????
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 3262
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	16.89%	Starting borrower rate/APR:	17.89% / 21.24%	Starting monthly payment:	$270.73

Auction yield range:	16.89% - 16.89%	Estimated loss impact:	19.23%
Lender servicing fee:	1.00%	Estimated return:	-2.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1990	Debt/Income ratio:	29%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,232	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	new-rate-ringleader	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Throughbred Stallion
Purpose of loan:
This loan will be used to? Finance 1/3 of MotorTrike Purchase

My financial situation:
I am a good candidate for this loan because?My home is paid off, but do not want to "dip" into my retirement accounts.?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 0
??Insurance: $?150
??Car expenses: $ 275
??Utilities: $ 250
??Phone, cable, internet: $?70
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.7%

Starting lender yield:	20.90%	Starting borrower rate/APR:	21.90% / 25.33%	Starting monthly payment:	$572.08

Auction yield range:	7.89% - 20.90%	Estimated loss impact:	8.19%
Lender servicing fee:	1.00%	Estimated return:	12.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1999	Debt/Income ratio:	24%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,497	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	satrn87	Borrower's state:	California	Borrower's group:	Bay Area Techies
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	27 ( 100% )	780-799 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2007) 600-619 (Dec-2006)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Paying off wedding debt
Purpose of loan:
This loan will be used to pay off accumulated wedding debt and other credit card debt

My financial situation:
I am a good candidate for this loan because? I paid off my first Prosper loan of $3,000 in 3 months and the second loan of $6,500 a year early. I accomplished all I wanted with the money I received from my previous Prosper loans. I bought an engagement ring and got engaged to the girl of my dreams, became part of the American dream and bought a house, and now I am married with a two year old daughter. My salary has since doubled and my FICO score improved. I am now looking to consolidate some of the wedding and credit card debt my wife and I accumulated so we can remove debt from our lives for good.

Monthly net income: $5,550 (me) + $3,800 (wife) = $9,350

Monthly expenses: $5770
??Housing: $3,000
??Insurance: $130
??Car expenses: $690
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $800
??Other expenses: $400 (Life Insurance)

Combined income - Monthly Expenses $9,350 - 5,770 = $3,580

Which leaves my wife and I with plenty of money left over to pay the Prosper Loan. Thank you for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,604	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	goodhearted-farmgirl	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand my business
Purpose of loan:
This loan will be used to? buy a new computer because mine crashed and consolidate a couple of credit cards and to pay a medical bill that I have.?

My financial situation:
I am a good candidate for this loan because? I make enough to pay my bills and I am not late on payments.? I just got stuck with a large doctors's bill that I need to pay off.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 240
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$307.61

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	9y 2m
Amount delinquent:	$284	Total credit lines:	44	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,632	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	return-pursuit1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making the most of her life..
I haven't really ever done much for my 3 children as I was never a part of their lives. Jusr recently my eldest daughter asked if I could help her get a loan for a paralegal program. I would like to fund the entire program myself as a gift to her. I don't have the money upfront. I pay my bills on time as they are fairly inexpensive. I have looked at loan options and the payments are ones that I can afford on this site. Please if you are considering taking my loan please consider this I want to be a part of making themost out of her life. Its not that much money and in my heart it is a worthy investment. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$287.66

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1985	Debt/Income ratio:	21%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	17 / 9	Length of status:	27y 2m
Amount delinquent:	$367	Total credit lines:	48	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,994	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	natural-diversification7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to update the electrical panel fuse?box in my home. Upon a recent review, it was discovered that the?box is outdated. It was originally installed in 1977 and needs to be updated to 2010 electrical codes. I'm afraid that if this is not done, a fire might start. Some exterior wiring also needs updating.?

My financial situation:
I am a good candidate for this loan because I like to stay on top of?these things and keep my family safe.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2004	Debt/Income ratio:	16%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,869	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	well-rounded-fund0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay most of my credit cards off
My financial situation:
I am a good candidate for this loan because, I never miss a payment.?

Monthly net income: $ 4000
Monthly expenses: $ 3000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$82.19

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1997	Debt/Income ratio:	11%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$17	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	3GoalGame	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I have good credit!
Purpose of loan:
This loan will be used to? Car repair and for health and fitness uses.

My financial situation:
I am a good candidate for this loan because? My credit score is good and I have an excellent work history.

Monthly net income: $ 2,240

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 55
??Car expenses: $ 180
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$260.54

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2003	Debt/Income ratio:	3%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,800	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	brightest-dollar-chemistry	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughters wedding
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$144.76

Auction yield range:	13.89% - 34.00%	Estimated loss impact:	15.77%
Lender servicing fee:	1.00%	Estimated return:	18.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1975	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,340	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	fascinating-credit3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For More Advertising
Purpose of loan:
This loan will be used to increase our advertising budget.

My financial situation:
I am a good candidate for this loan because time and again in our business, more targeted advertising equals greater sales and profits.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 4	Length of status:	2y 4m
Amount delinquent:	$8,327	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$997	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	38	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	treaty260	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay some bills and create a cushion
Purpose of loan:
To help provide a cushion and pay some bills.? I am married and have a 2 year old son.? We are not underwater by any means, but I would like to have a little more flexibility.

My financial situation:
I am a good candidate for this loan because, although my credit history is a bit tarnished, I am up to date with payments on any current obligations.? My wife and I both work hard, and we always have enough to get by, it would just be nice to have a bit of a cushion.

Monthly net income: $ 3466.68 (wife's income included) $ 2383.34 individually
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$505.41

Auction yield range:	5.89% - 12.00%	Estimated loss impact:	6.15%
Lender servicing fee:	1.00%	Estimated return:	5.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2000	Debt/Income ratio:	18%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,206	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	MBGreco	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to completely pay off my high-interest Citibank Mastercard account.

My financial situation:
I am a good candidate for this loan because I have an excellent job, my credit report shows on-time payments on all accounts, and the lower interest rate that this loan will provide will reduce my monthly expenses.? My goal is to put the savings from the interest rate reduction into savings for my family.

Monthly net income: $ 4,505

Monthly expenses: $ 4035
??Housing: $ 1,045
??Insurance: $ 90
??Car expenses: $ 555
??Utilities: $ 220
??Phone, cable, internet: $ 325
??Food, entertainment: $ 1000
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 575
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1988	Debt/Income ratio:	26%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,362	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	value-seahorse9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up
Purpose of loan:
This loan will be used to?
Purchase of?a Cleaning Franchise.?
My financial situation:
I am a good candidate for this loan because?
Due to my many contacts as a professional, I will be able to grow my business almost immediately.? I also have a solid job?for over 5 years making in excess of $70,000.00??
Monthly net income: $ 5,100.00
Monthly expenses: $
??Housing: $ 360.00
??Insurance: $ 214
??Car expenses: $ 450.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 350.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 35.65%	Starting monthly payment:	$226.48

Auction yield range:	10.89% - 31.00%	Estimated loss impact:	11.58%
Lender servicing fee:	1.00%	Estimated return:	19.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1998	Debt/Income ratio:	11%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$646	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	kindness-forte8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping with my sons debt
Purpose of loan:
This loan will be used to? helping with my sons debt

My financial situation:
I am a good candidate for this loan because?in the?last few years I have never been late on a bill and I have? a credit score of over 730?
I am also paying back?his debt and helping my son so he can start fresh.
Monthly net income: $ 6110

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $?200??Food, entertainment: $ 280
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1997	Debt/Income ratio:	35%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	31 / 22	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	79	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,584	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	ferocious-dime1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2nd Try-paying off store cards
Purpose of loan:
This loan will be used to pay off several small store cards- macy's, jc penney, and 2 other similar cards. I am trying to consolidate as many payments as I can to make bill paying easier. My goal is to pay off all my credit cards within 5 years and be debt free. I have lived using credit cards for too long, and have finally come to my senses that I don't want to live in debt. I have taken on a part time job to start in the fall?as well to help me in the process.

My financial situation:
I am a good candidate for this loan because? I work for my local county government as an accountant, and have been employed here for over 5 years. I am one of the few that has job stability. My husband has been with the same employer for 8 years, and is employed full time as well, with a steady job and job security as well. We recently purchased a new home, so there are more credit inquiries than normal due to multiple pulls from several mortgage companies.? As you can see, we have no late payments. My stated income is a combination of mine and my husband's income. I feel it is a more accurate reflection of our real finaicial situation. This is my 2nd try for a loan. My listing that just ended was funded about 1/3 of the way.
Monthly net income: $ 4770

Monthly expenses: $
??Housing: $ 681
??Insurance: $ 75
??Car expenses: $ 600
??Utilities: $ 150
??Phone, cable, internet: $ 400
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 11.35%	Starting monthly payment:	$382.99

Auction yield range:	3.89% - 8.25%	Estimated loss impact:	3.27%
Lender servicing fee:	1.00%	Estimated return:	4.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1988	Debt/Income ratio:	20%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$68,735	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	Midwest-Jeff	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	720-739 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	760-779 (May-2008)
Principal balance:	$2,070.73	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Updating spare room to nursery!!
Purpose of loan:
This loan will be used to remodel a spare room and convert it into a nursery.? It needs new electrical, flooring and a good paint job.? We'll do some of the work ourselves to keep the costs lower, but I'm not touching the electrical!!

My financial situation:
I am a good candidate for this loan because I've had a prosper loan for 2 years already...? I haven't missed a payment.? I have a good job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$498.21

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1999	Debt/Income ratio:	23%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,520	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	lender08	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to consolidate some of my high interest credit cards.

My financial situation is excellent. Have a good job, regular income and own a house.:
I am a good candidate for this loan because of my excellent credit history, I manage my credit well and I am a responsible borrower. I have also been engaged in lending with prosper and just looking for a better rate for my own credit cards at this point.

Monthly net income: $ 10,000.00 Monthly expenses: $ 5000??Housing: $1250
??Insurance: $50
??Car expenses: $500
??Utilities: $400
??Phone, cable, internet: $150
??Food, entertainment: $600
??Clothing, household expenses $250
??Credit cards and other loans: $1000
??Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$332.14

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1992	Debt/Income ratio:	22%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,806	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	tremendous-nickel1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
This loan will be used to consolidate my current credit cards

My financial situation:
I am a good candidate for this loan because I have paid my debts before. Just trying to bring down my current interests on other credit cards and thought that the interested would be better spend on individuals trying to help out others instead of credit card companies.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1994	Debt/Income ratio:	17%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 8	Length of status:	11y 3m
Amount delinquent:	$7,140	Total credit lines:	49	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,949	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	a-payout-beast	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$424.52

Auction yield range:	10.89% - 29.00%	Estimated loss impact:	10.53%
Lender servicing fee:	1.00%	Estimated return:	18.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1985	Debt/Income ratio:	46%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,031	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	bigal99	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	67 ( 100% )	720-739 (Latest)
Principal borrowed:	$29,500.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2008) 640-659 (Jun-2007) 620-639 (May-2007) 640-659 (Sep-2006)
Principal balance:	$2,972.43	31+ days late:	0 ( 0% )
Total payments billed:	67
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?debt consolidation?

My financial situation:
I am a good candidate for this loan because? my payment is 100% on time and never miss any in my previous listing, You can check my history.

Monthly net income: $4750

Monthly expenses: $
??Housing: $ 1200
??Insurance: $
??Car expenses: $ 120
??Utilities: $ 80
??Phone, cable, internet: $?80
??Food, entertainment: $?800
??Clothing, household expenses $ 100
??Credit cards and other loans: $?WILL PAYOFF ALL?with this loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1998	Debt/Income ratio:	19%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	5y 5m
Amount delinquent:	$84	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,524	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	SunShine1925	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1ST LOAN NO LATE PAYMENTS
Purpose of loan:
Maternity leave after Cesarean section ,

My financial situation:
I am on good financial footing because I pay all my bills on time and take my financial responsibility very seriously. I also have great job security during these tough economic times so making my monthly payments wont be a problem.

Monthly net income: $ 5900

Monthly expenses: $?
??Housing: $ 1,786
Insurance: $77
Car expenses: $450 + Gas $150
Utilities: $ 350
Phone, cable, internet: $ 130
Food, entertainment: $ 500
Clothing, household expenses $ 300
Credit cards and other loans: $ 105
Medical expenses : $70
Other expenses: Tithes 10% of take home Total = $590

Total monthly expenses = $ 4,508

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$346.65

Auction yield range:	10.89% - 14.00%	Estimated loss impact:	11.11%
Lender servicing fee:	1.00%	Estimated return:	2.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1993	Debt/Income ratio:	13%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	18y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,719	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	repayment-fuse3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I have?a very good credit history.?????

Monthly net income: $ 5400????????

Monthly expenses: $
??Housing: $ 1120????
??Insurance: $ 150
??Car expenses: $ 350?
??Utilities: $ 250
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	24.95%	Starting borrower rate/APR:	25.95% / 31.95%	Starting monthly payment:	$40.26

Auction yield range:	10.89% - 24.95%	Estimated loss impact:	11.42%
Lender servicing fee:	1.00%	Estimated return:	13.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1998	Debt/Income ratio:	9%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,211	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	commitment-welder0	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
transmission work on car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$82.19

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1999	Debt/Income ratio:	14%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,122	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	order-empenada4	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repair
Purpose of loan:
Car Repair

My financial situation:
I am a good candidate for this loan because I am an employed professional making $62,400 per year and can afford the monthly payments. I am also in a position to gain future employment with a better compensation package (I have an MBA).

Monthly net income: $ 3,900

Monthly expenses: $
??Housing: $ 1350????
??Insurance: $ 80????
??Car expenses: $ 450
??Utilities: $ 75
??Phone, cable, internet: $ 150?
??Food, entertainment: $ 300
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 350
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1973	Debt/Income ratio:	62%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	17y 2m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,467	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	caring-deal1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
Pay off some of those darn credit cards
My financial situation:
I am a good candidate for this loan because? My work is stable and I have longevity on one job. I also work part time at a daycare. I have no late payments on my credit report. My score just reflects the amount of my debt.
Monthly net income: $
2000
Monthly expenses: $
??Housing: $?500
??Insurance: $?100
??Car expenses: $?
??Utilities: $?200
??Phone, cable, internet: $?50
??Food, entertainment: $ 400
??Clothing, household expenses $???Credit cards and other loans: $ 190
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1987	Debt/Income ratio:	59%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	27y 4m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,987	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	purdueuniv27	Borrower's state:	Indiana	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation loan
Purpose of loan:
There are several bills I would like to pay off and only have one payment for them:? two credit cards, furniture loan, and an old personal loan, all totaling very close to $10,000.

My financial situation:
I am a good candidate for this loan because I have worked at purdue for?27 years.? My income and position within the Department of Horticulture is secure.? I am the Administrative Assistant to the Dean of Horticulture?and International Liaison coordinating the arrival of new graduate students.

Monthly net income: $3280
Monthly expenses: $2337??
Housing: $ 1250?
Insurance: $ 40?
Car expenses: $ 0?
Utilities: $ 200?
Phone, cable, internet: $ 95?
Food, entertainment: $ 300?
Clothing, household expenses $ 50?
Credit cards and other loans: $ 402?
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$180.76

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	37.54%
Lender servicing fee:	1.00%	Estimated return:	-20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	4	Current / open credit lines:	2 / 2	Length of status:	10y 7m
Amount delinquent:	$11,103	Total credit lines:	11	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$829	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Bankcard utilization:	7%
		Homeownership:	Yes
Screen name:	currency-carrier	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Temporary Tide Me Over
Purpose of loan: This loan will be used to tide me over while I wait for coming funds.? I am self employed and am in a short term cash flow situation.? Will be paying this debt in full within 90 days.

My financial situation:
I am a good candidate for this loan because I have extensive experience in my field (10 years) and am honest.? Also - my "credit score" is a little misleading because: a) over $10,000 of the "delinquencies" are my son's student loans (I won't make the co-signing mistake again!!), and b) I haven't had or used a "credit card" in well over 15 years.? But, yes, I do pay thing late at times - but never the payments that auto withdrawal from my account.

Monthly net income: $ varies

Monthly expenses: $ 2,400
??Housing: $ 1,200????
??Insurance: $ 300
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-2000	Debt/Income ratio:	41%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	51	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,438
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	sweat56	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cash call
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 895
??Insurance: $ 300
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 115
??Food, entertainment: $ 200
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 1000
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$240.95

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1988	Debt/Income ratio:	18%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 12	Length of status:	7y 5m
Amount delinquent:	$454	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,843	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	move12now	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010) 640-659 (Jul-2008) 640-659 (Jun-2008)
Principal balance:	$3,413.83	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
pay off bills, buy inventory
Purpose of loan:
This loan will be used to pay off some credit card and loan debt and buy more supplies and tools for my side business. I started making jewelry a few months ago and the orders I am getting are more than I can keep up with, with my current supply, work space, and tools. I would like to start a web store before the holidays.

My financial situation:
I am a good candidate for this loan because I have an excellent work history and skill set.This will be my second Prosper loan and I have never missed a payment. My credit report does show a delinquincy but this was not my debt (from 1994)?but collections keeps reporting it.?

Monthly net income: $ 7525.00

Monthly expenses: $
??Housing: $ 1629
?Insurance: $ 450
??Car expenses: $ 225
??Utilities: $ 286
??Phone, cable, internet: $ 325
??Food, entertainment: $ 475
??Clothing, household expenses: $ 275
??Credit cards and other loans: $ 650
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$131.24

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1997	Debt/Income ratio:	33%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,587	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	dime-bigwig4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate Credit Card
Purpose of loan:
This loan will be used to? Pay off credit card

My financial situation:
I am a good candidate for this loan because? I will pay.? Just need a break on high interest rates.? This is a win/win.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	24.94%
Lender servicing fee:	1.00%	Estimated return:	-7.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1999	Debt/Income ratio:	39%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,812	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	kind-just-repayment	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Paying off my credit cards
My financial situation:
I am a good candidate for this loan because?
I am never late making payments
Monthly net income: $
$2500
Monthly expenses: $
??Housing: $?0
??Insurance: $ 0
??Car expenses: $?600
??Utilities: $ 150
??Phone, cable, internet: $155?
??Food, entertainment: $ 400
??Clothing, household expenses $50
??Credit cards and other loans: $450
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2003	Debt/Income ratio:	4%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$21,432	Stated income:	$100,000+
Delinquencies in last 7y:	29	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	Josh918078	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
150K Income, < 10% DTI
Purpose of loan:
This loan will be used to re-establish my credit profile.

My financial situation:
I am a good candidate for this loan because I earn over $100,000 per year and have no debt.? (The revolving debt that is showing up here is a card that I am an authorized user on.)? I have over $40,000 in liquid assets (Savings, Checking, Stock) and about $35,000 in retirement account (401K & IRAs)? I am getting married in November and my fience earns about the same as I do.? Our combined income in 2009 was $230,000, so far this year we have earned $207,000.

I work in the mortgage industry and was forced to file bankruptcy in 2008 due to my income falling below 15% of what I would normally earn.? Since then I am an advocate of no monthly debt.? We have a small mortgage and no other debt.

Monthly net income: $ $12,750

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 26
??Car expenses: $ 183 (Insurance & Gas, paid off auto loan)
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1995	Debt/Income ratio:	32%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	dignified-bazaar5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$120.47

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2006	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,879	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	Sirijun	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2010) 700-719 (May-2010) 700-719 (Mar-2010) 700-719 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Paying off my credit cards
Purpose of loan:
?This loan will be used to paying off my credit cards. The interest on this card is 38%?and?I would rather pay investors than the credit card company and start to save money again? from my teaching job? and ebay business. Because I must sent money back to my parents because after 3 years my dad fell down in bathroom and he went to operate his brain and now he still need physical therapy every week because he can't walk by him self.

My financial situation:
I am a good candidate for this loan because I have an established eBay business selling jewelry and? now I have a part time job at hight school district to teaching thai as second language and start private class too.

Monthly net income: $ 1000

Monthly expenses: $
?Phone, gas ? ? ? ? ? ? ? ?? $100 ????????????????????
Help my parent???????????? $300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1992	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$72,885	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	zone62	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$656	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	diversification-inspector	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for Home Improvements
Purpose of loan:
This loan will be used to? renovated my existing home and use as a rental...I plan on buying a larger home for my fiance and potential family

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 839
??Insurance: $ 50
??Car expenses: $ 50
??Utilities: $ 90
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	20 / 19	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$134,220	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	speedy-treasure6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS LOAN
Purpose of loan:
This loan will be used to finance payroll
for a short while?awaiting payment from receivables?

My financial situation:
I am in good standing for this loan because
I am expecting more than $100,000 in?receivables.
Just need the loan to buy time being that
receivables arrive within 30 days. And a
week has gone by away

Monthly net income: $35,000

Monthly expenses: $
??Housing: $2000
??Insurance: $70
??Car expenses: $100
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $1000????
??Other expenses: $1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$91.87

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1993	Debt/Income ratio:	15%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,590	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	rate-oracle	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a hi int credit card
Purpose of loan:
This loan will be used to? pay off a high interest credit card

My financial situation:
I am a good candidate for this loan because? at last report last month my credit score is 687.? the card is just one that i am being hosed on on interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$237.49

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1989	Debt/Income ratio:	48%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	16y 4m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,696	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	103%
		Homeownership:	Yes
Screen name:	momentous-rupee3	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?payoff my credit cards.?

My financial situation:
I am a good candidate for this loan because? I have always paid my bills.? The payment amount would be less than I am paying now.? I have had my job for the last 16 years.? I have a goal of paying off everything I owe in the next 7 years including my house.? This would help me so much by getting rid of my credit card debt.? This would give me a definite pay out time.? I also am looking for a part-time job to help accelerate my debt reduction plan.

Monthly net income: $ 2825.00

Monthly expenses: $
??Housing: $ 547.95
??Insurance: $
??Car expenses: $
??Utilities: $ 275.00
??Phone, cable, internet: $ 187.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 565.14
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2006	Debt/Income ratio:	97%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,795	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	Derangle_Enterprises	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Promising Investment Property
Purpose of loan:
This loan will be used to secure a property that will be used as an investment. The property has been significantly discounted and is in need of some repair. The repairs should take no longer than 2 weeks to complete once started. I have been working with a property management company that assure me they can have tenants ready to move in within the month. Once I have tenants in the property, I will sell this property to an investor looking for a positive cash flow property in which they do not need to do any setting up because the tenants will have already signed a lease with me. I project profits for this project to be between $5,000 and $10,000 after the loan has been repaid. The time frame for this project is less than 2 months start to finish. This loan will only be necessary to secure the property and once the property is sold, the loan will be repaid in full.
My financial situation:
I am a good candidate for this loan because I have done the work to get the numbers right. I have been working this property for a few weeks now making sure that there will be no surprises for anyone involved. My personal financial situation does not depict how careful I truly am when it comes to money. I just completed a move across the country and had to use most of my funds to get my finance settled in to our new residence. After completion of this project, I plan to make more deals like this and provide good business for those who decide to work with me.

Monthly net income: $ 1400.00

Monthly expenses: $
??Housing: $ 225.00
??Insurance: $ 130.00
??Car expenses: $ 210.00
??Utilities: $ 120.00
??Phone, cable, internet: $100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	16.89% - 19.00%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1985	Debt/Income ratio:	74%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	34 / 20	Length of status:	7y 7m
Amount delinquent:	$1,691	Total credit lines:	60	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$49,771	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	first-class-deal871	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1998	Debt/Income ratio:	40%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	10y 6m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,295	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	103%
		Homeownership:	No
Screen name:	emphatic-fairness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Partial loan consolidation
Purpose of loan:
This loan will be used to?
to payoff some smaller, high interest loans along with our credit cards. Several months ago my husband was put on short time and we had to borrow some money to keep things paid. We probably are not as bad off financially?as others but we're trying very hard not to let our credit get any worse than it already is. It would be much easier to consolidate these bills into one payment vs. having to figure out what to pay and when to pay it. We've tried to have our home refinanced...nobody wants to do any kind of financing where the collateral is a ten year old?mobile home.?Everyone advertises that they want to help but we have?discovered that's only if you are behind or close to filing bankruptcy. We are not looking for a miracle, just a little help. By the way my husband is back on full time and working overtime when they allow it.
My financial situation:
I am a good candidate for this loan because?
I'm reliable when it comes to paying my bills. My husband's income isn't included on the application but he will be helping to repay. His net income monthly is around $2000.00. Our bills always get paid no matter what. Combining some of these would make it much easier to pay monthly.
Monthly net income: $
1050
Monthly expenses: $
??Housing: $399?????
??Insurance: $ 150
??Car expenses: $ 150
??Utilities: $ 300
??Phone, cable, internet: $90?????
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 110
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$585.74

Auction yield range:	7.89% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$22,298	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	ThinkAbroad	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to expand home therapy company
Purpose of loan:
This $15,000 loan will be used to cover expenses associated with the expansion of the company including funding marketing initiatives, buying new equipment, and, most importantly, hiring an additional physical therapist.

My Home Therapy Company:
Ayuda Rehab and Wellness, Inc (Ayuda) is a Chicago-based contract homecare therapy company that provides licensed physical, occupational and speech therapists to home health agencies. Our team of therapists provide skilled therapy services to those who are too sick or injured to leave their home. We are growing rapidly and are in the process of hiring one additional full-time physical therapist to meet the demand of our patient-referring, agency partners.

My financial situation:
I have personally invested over $70,000 into this company. We have a company car (Smart Car); 8 laptop computers, an online medical documentation system, as well as other business-related items. Three months ago, I took out a business loan from Citibank for $24,000 to consolidate debt, buy equipment, use as operating funds and hire a full-time physical therapist. I currently owe $22,298.56 on this loan and took advantage of an amazingly low interest rate of 0%, which ends in October of 2012. I plan to pay this off before the 0% interest rate changes. The monthly payments for this loan, which is my only outstanding personal loan, is $350/month.

Why I am an excellent candidate for this loan: I have never missed a payment or been late; I own a home; I have a solid savings; I have excellent credit score; the business has a gross profit margin of 30% and we are growing; I am a Prosper investor; and am married with two children. Also, I keep my expenses low and am able to save each month, which will enable me to payback this loan every month.

Monthly net income: $7240

Monthly expenses: $3875
??Mortgage and Taxes: $1,525
??Insurance: $315
? Gas: $175 ??
??Utilities: $225
??Phone, cable, internet: $210
??Groceries, meals, clothes: $425
? Credit card: $350
??Child care: $300
??Misc expenses: $350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1997	Debt/Income ratio:	23%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$223	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	ideal-credit3	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Down Payment NEEDED Desperate
Purpose of loan:
After recently separating from a 14 year relationship and a 12 year career for a small company, I?ve found a home closer to my new employer which would allow my ex to stay in the home with our dogs. She desperately would love to do this and does not want to live in an apartment. Due to current lending conditions I have found a perfect home that will sell me on a Lease/Purchase Option with a sizable down payment.

My financial situation:
I have excellent credit and have recently been hired as the Marketing Director for a company that pays me a $75,000 annual salary plus sizable quarterly and annual bonus potential. Unfortunately I didn?t have a ?nest egg? to dig into when the need came up for a down payment on a new home. But as you can see, I don?t abuse credit and I am extremely credit worthy. And after holding the same employer for 12 years (leaving as Vice President) I am also very secure in my new job. I was recruited, which is the only reason I left the last employer. Please help me before this house is gone!

Monthly net income: $6,250

Monthly expenses: $1,150 includes all utilities below except car
Housing: $
Insurance: $
Car expenses: $560.00
Utilities: $
Phone, cable, internet: $
Food, entertainment: Very Little
Clothing, household expenses: Varies
Credit cards and other loans: $450.00
Other expenses: None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 23.38%	Starting monthly payment:	$167.21

Auction yield range:	10.89% - 18.99%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1989	Debt/Income ratio:	18%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	23y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$261,984	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	cash-acrobat7	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Interest Credit Card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$100.39

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	10%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,713	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	Proverbs-31-10	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2009) 600-619 (Aug-2007)
Principal balance:	$3,270.04	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Personal Loan
I am a college graduate with a degree in Political Science and Business Management. (I graduated High School and College with honors) I am currently in my 2nd year of Graduate School for a Master?s in Finance. I have two jobs; I am employed at the #1 Bank in the US (according to Forbes - 2009) and I also have a part time job at Aldo for supplemental income. I do not own a car and I take the bus everywhere, which keeps my expenses low.

The purpose of this loan is for personal use.

I currently have one other Prosper loan which was to consolidate my school loans and as you can see, I have never missed a payment. Since I work two jobs and I am a very diligent student, I am certain that I will be able to pay back this loan earlier than expected.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2005	Debt/Income ratio:	25%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Thyui	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	49 ( 100% )	660-679 (Latest)
Principal borrowed:	$13,400.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2008) 680-699 (May-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	49
Description
Paying off credit cards
Purpose of Loan
I'm apply for a debt consolidation of $4000. It's much easier to pay one spot then multiple and i have some money coming in to pay off a big chunk. As you can see from my previous loans i have paid them off. But things came up and i had to use credit cards again but i DO pay them off which is proven.

A Little About Me
I'm currently working part time at Walgreens. Also have been working on online internet marketing for 8 months and have successfully been able to get my income to $1000 a month.
Plan of Action
Use 75% of my paychecks to pay off this loan.
WHY CHOOSE ME? (100% EASY INVESTMENT)
1. I have a job that can cover the loan.
2. I have borrowed over $13,000 from Prosper. They have both been paid off
3. I have a 100% 49/49 SUCCESSFUL ONTIME payments to prosper. This should give me a huge amount of trust.
Financial Situation
I'm currently working 3 days a week which amounts to $240 a week or $960 a month.Bills
Phone Bill $50
Internet Bill $50
Rest goes to Prosper Loan
Should be able to pay this loan off in a few months Please help a part time student part time job get rid of the last of his debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 24.92%	Starting monthly payment:	$284.49

Auction yield range:	16.89% - 20.50%	Estimated loss impact:	37.76%
Lender servicing fee:	1.00%	Estimated return:	-17.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1996	Debt/Income ratio:	30%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	21y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,874	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	WESBOLD	Borrower's state:	California	Borrower's group:	U.S.M.C. Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOME LOAN
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2001	Debt/Income ratio:	23%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$526	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	exchange-mermaid6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Tools and Equipment
Purpose of loan:
I have been doing side residential construction work for the past couple of years. I am now licensed and starting to pick up a lot more work. I need to get some new tools and equipment to keep up with the demand. Up to this point I have been doing mostly handyman work. I want to start winterizing repossessed housing and running a small crew this fall but I don't currently have the required equipment. This loan will allow me to pursue this kind of work. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$157.04

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1994	Debt/Income ratio:	44%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$71,622	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	greenback-tiramisu	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC promo ending--need to payoff bal
Purpose of loan:
Credit card promotion is expiring.? We have majority of balance, but need the add'l amount requested to payoff.? If we don't payoff, the accrued interest will be added to the balance.
My financial situation:
My wife and I have stable jobs.? I have been employed for almost 3yrs by the same company.? My wife has been employed for over 5yrs by the same company.? We are also proud home owners for over 7yrs.

Monthly net income: $9,055

Monthly expenses: $6,911
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,499.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$112.13

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1996	Debt/Income ratio:	2%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	8	Current / open credit lines:	4 / 2	Length of status:	7y 5m
Amount delinquent:	$16,855	Total credit lines:	39	Occupation:	Computer Programmer
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	km_ventures	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vehicle for expanding family
Purpose of loan:
This loan will be used to purchase a used 7-passenger vehicle for my growing family. I currently have 2 kids from a prior marriage and I am currently with a woman who has 2 kids of her own and we are expecting a baby soon. We both currently have 5-passenger vehicles and there will soon be 7 of us, so we need something that we can all fit into.

My financial situation:

Assets:
Home - $185k (less $130k Mortgage**): $55,000
Car - 2004 Acura TL (free of any Liens): $14,000
Car - 1994 Toyota Camry (free of any Liens): $1,500
401(k): $19,000
Cash and Bank Accounts: $9,400
Total Assets: $98,900
** Mortgage is a 15 Year Fixed at 5.25% with 13 years remaining

Cash Flow:
Monthly Gross Income: $7,330
Monthly Net Income: $5,355
Monthly Expenses: $4,485
Housing: $1,600
Insurance: $100
Car Expense: $20
Utilities: $300
Phone, cable, internet: $240
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $0
Private School: $490
Chapter 13 Plan Payment: $450
Alimony/Child Support: $785
Monthly Difference: $870

About my credit rating: I have had perfect credit for nearly 15 years - never missing a payment or defaulting on anything. In early 2009, however, I went through a divorce and it took a toll on me financially. By the time the year-long trial was over, it left me with more monthly expenses than income - beween the property settlement, alimony, and attorney fees. I had no choice but to file Chapter 13 bankruptcy. That is all settled now, and all I can do is try to rebuild my credit. I do not have any current delinquencies as indicated in my credit profile. That was all covered in bankruptcy and it just hasn't been updated yet.

I explain all that to say that I am not a risky investment as Prosper classifies me - I just hit a bump and I am over it now. Lesson learned: Prenuptial Agreement.

My Plan:
I plan to take $6,000 that I already have plus the proceeds of this loan and buy a vehicle (tax included). Immediately thereafter, I will list the Toyota Camry for sale and pay the proceeds toward this loan. That will leave only around $1,000 which I will have paid off no later than Christmas (hopefully Thanksgiving, though). If the Toyota doesn't sell - I will still be able to pay off the loan by the end of 2010. I am mainly looking to borrow $1,000 plus the anticipated $1,500 sale price of the Toyota Camry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$90,904	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	bonafide-liberty4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment for High Rate of Return
Purpose of loan:
This loan will be used to trade crude oil futures with very accurate software that I?ve tested and have been using for over 4 months. I expect to make about $50 per day or $250 per week from this $1000 investment. I would have offered up to 48% interest for this loan due to the high ROI, but this site only allows for a maximum of 35%.

My financial situation:
I am a good candidate for this loan because?of the high ROI. I am an honest family man happily married for over 14 years with 2 young kids.

Monthly net income: $ 6000
Monthly expenses: $?5000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 18.28%	Starting monthly payment:	$298.08

Auction yield range:	10.89% - 13.99%	Estimated loss impact:	11.11%
Lender servicing fee:	1.00%	Estimated return:	2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,589	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	truth-saga3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Citibank high rate card
Purpose of loan:
This loan will be used to? Payoff Citibank high interest rate credit card and close account.? Citibank sends twice a week mailings with balance transfer checks or checks to use to pay other items.? Several times when I have used because the check contained low rate, etc, the advertised rates did not apply or the check used would be posted to my account days after rate expired so the low rate would not apply. ?? The checks were used in plenty of time to post to the account so it has been a nightmare dealing with them and really want to pay them off and close account.

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time and I am really working hard to become debt free.? This loan will help put me on track to being debt free in three years or sooner.? I have no car payments, I am working very hard to pay off the credit cards I have and Citibank is the highest rate card.? The other cards have much lower rates so those are much easier to make progress paying off.

Monthly net income: $ 2,100.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 60.00
??Car expenses: $20.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	13.89%	Starting borrower rate/APR:	14.89% / 18.18%	Starting monthly payment:	$259.59

Auction yield range:	13.89% - 13.89%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	-0.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1997	Debt/Income ratio:	45%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	15y 8m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,389	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	orange-fund-wind	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$443.31

Auction yield range:	10.89% - 34.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	23.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-2000	Debt/Income ratio:	27%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,459	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	telecaster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	720-739 (Latest)
Principal borrowed:	$11,600.00	< 31 days late:	1 ( 3% )	680-699 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Credit Card Elimination
Purpose of loan:
This loan will be used to eliminate my credit card balances and get onto a fixed schedule.

My previous Prosper loan was paid off on time and without issues. The only "late" payment was due to a change in bank accounts (I closed the account that was set up for automatic payments and forgot to update my Prosper account to the new one) and the issue was resolved immediately.

Obviously Prosper has had SERIOUS issues with charge offs which now puts me as a "D" grade. However, my past payment history on this site shows that I'm NOT a deadbeat borrower!

The facts are that I have a good credit score and my debt-to-income will be reduced by this loan since this loan will replace my revolving credit. The economy is in the tank right now and credit might be difficult to extend. However, this loan will guarantee quality returns; likely higher than you're you going to get in traditional investments at this point.

The discrepancy between the loan amount and revolving credit balance is due to some recent payments and a scheduled payment that will reduce the revolving balance to right under 10k.
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $3800 (just my income, spousal income bumps up monthly income to $5800)

Monthly expenses: $2379
??Housing: $800
??Insurance: $200
??Car expenses: $200
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $170
??Credit cards and other loans: $400 (replace cc with this loan, it will stay about the same)
Roth IRA: $300
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1984	Debt/Income ratio:	13%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,452	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	ore-nebula	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down my credit cards
Purpose of loan:
This loan will be used to? pay down my credit cards so I can get ahead. I used my credit cards to fix up my house and when I sell my home I plan on using the equity to pay off the loan.

My financial situation:
I am a good candidate for this loan because? good steady income and I have never been late on anything since reestablishing my credit.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 120
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1995	Debt/Income ratio:	57%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,503	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	responsibility-funkmaster	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to pay off medical bills!

My financial situation:
I am a good candidate for this loan because I have two stable jobs and have always pay bills on time.

Monthly net income: $ 50,000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$382.13

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2000	Debt/Income ratio:	25%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 7	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,251	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	the-unequaled-p2p6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
Pay off high interest credit card????
My financial situation:

I am a good candidate for this loan because?
I pay my bills on time, every time.

Monthly net income: $ 4480
Including spouse...8 years at current employer.?
Monthly expenses: $
??Housing: $ 760
??Insurance: $
??Car expenses: $420.0
??Utilities: $ 400????
??Phone, cable, internet: $ 170
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1996	Debt/Income ratio:	19%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,330	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	kaneco	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,800.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2009)
Principal balance:	$1,068.66	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
My loan for home improvement
Purpose of loan:
This loan will be used to finance upgrades to bathroom of house and finish the upgrades we have started. Also I will pay off the other prosper loan as to not have two loans on the site.? I just finished with a foundation upgrade on the house which spent my complete budget for the house upgrades. We have a child as you can see in the picture and would like to finish renovating our current house so we can sell it and get a new one!

My financial situation:
I am a good candidate for this loan because I have paid of half the $1800 previous prosper loan in less then a year and continue to make bi monthly payments on all my loan. The original loan was for 36 months and i plan to pay it off in 20.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $
??Insurance: $ 120
??Car expenses: $ 350
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$179.48

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1987	Debt/Income ratio:	22%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,708	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	motorhead	Borrower's state:	NewYork	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 43% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	18 ( 51% )	660-679 (Mar-2010) 720-739 (Feb-2007) 720-739 (Feb-2007)
Principal balance:	$0.00	31+ days late:	2 ( 6% )
Total payments billed:	35
Description
pay off debt
Purpose of loan:
This loan will be used to?pay off credit cards

My financial situation:is pretty good
I am a good candidate for this loan because?I won't be late like the last time I had a loan,I am ending my debt situation and never going to be in that situation ever again.We want to be a debt free family so we can enjoy life.

Monthly net income: $ 1840.00 plus overtime

Monthly expenses: $ ?Housing: $0
??Insurance: $0
??Car expenses: $gas-120.00
??Utilities: $0
??Phone, cable, internet: $55.00
??Food, entertainment: $250.00
??Clothing, household expenses $0
??Credit cards and other loans: $350.00
??Other expenses: $
my husband pays all household expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$200.79

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1999	Debt/Income ratio:	8%
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	4y 2m
Amount delinquent:	$944	Total credit lines:	12	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,806	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	hollynn1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 83% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	5 ( 14% )	640-659 (Jul-2008) 640-659 (Aug-2007)
Principal balance:	$266.50	31+ days late:	1 ( 3% )
Total payments billed:	35
Description
2nd Prosper Loan, pay off CC
Purpose of loan:
This loan will be used to? Consolidate my credit card bills.

My financial situation:
I am a good candidate for this loan because? I am applying for my second prosper loan. I work part time at a local retail store, and also have my own online store hsgiftstore.com. My husband is employed with the federal government, and has been a missile engineer for 8 years. We own our home, and have one joint cc that appears on the credit profile. The card I want to pay off is not shown, and is the one that "shows" past due. However that is incorrrect, I have been in dispute with Chase and we have settleled on a payoff of $4500.00. As far as my previous loan showing late, it was only a error on our part because we had 3 accounts, one account draft only, and either myself or husband forgot to make a deposit. After that occurred we decided to move the draft back to our main account. I love Prosper and will anwser any questions you have!?
Monthly net income: $ 7000.00

Monthly expenses: $
??Housing: $ 2000.
??Insurance: $ 100.
??Car expenses: $ 400.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 150.
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2003	Debt/Income ratio:	220%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,119	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	rupee-demon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Supplies/Clothes for a New Teacher!
After recently graduating with my masters I have been offered a teaching position at a wonderful school. I need to buy classroom supplies and some new work clothes before the school year begins but we don't start receiving salary until mid-September and my bank account has been depleted after five years of school with little/no time to work. Any fears about my low rating can be put to rest: the vast majority of my debt is from student loans (a worthy cause!) and I have never been delinquent on any payments. In a few weeks I will be receiving a more-than-comfortable salary and I am confident in my ability to repay anything I borrow. Your loan will be put to good use, helping a dedicated new teacher start the year off on the right foot.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1996	Debt/Income ratio:	43%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$57,414	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	helpful-justice5	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating to Save
Purpose of loan:
This loan will be used to? pay down debt to a manageable amount and finish a home repair project that will increase the appraisal amount.

My financial situation:
I am a good candidate for this loan because? I am solidly employed with job security, expecting a pay increase and will be able to pay this loan off in less than the required time. The consolidation will reduce payment amounts and allow me to pay off the debt faster.

Monthly net income: $ 2450.00

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 45.00
??Car expenses: $ 350
??Utilities: $ 100
??Phone, cable, internet: $ 65
??Food, entertainment: $?100
??Clothing, household expenses $?60
??Credit cards and other loans: $400?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2001	Debt/Income ratio:	12%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,627	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	Reader520	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay down credit card debt. I hope to take advantage of a matching funds program offered by my credit card company for paying above the minimum payment amount.?

My financial situation:
I am a good candidate for this loan because I am a teacher who has been working steadily in the public school system for 2 years. I have incurred abnormal credit card debt due to an expensive apartment move. I generally carry no balance on my credit card and would like to pay down my debt so that I can begin saving for retirement.

Monthly net income: $
$2,120.00

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 64
??Car expenses: $ 0
??Utilities: $ 28
??Phone, cable, internet: $ 25
??Food, entertainment: $ 160
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 130
??Other expenses: $

Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$316.34

Auction yield range:	16.89% - 28.50%	Estimated loss impact:	25.66%
Lender servicing fee:	1.00%	Estimated return:	2.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1985	Debt/Income ratio:	23%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	21 / 17	Length of status:	0y 4m
Amount delinquent:	$22	Total credit lines:	48	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,651	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	gentle-camaraderi8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working on being debt free 3 years
Purpose of loan:
This loan will be used to consolidate higher interest (smaller balance) credit card balances into a debt vehical that I pay off within 36 months.

My financial situation:
I am a good candidate for this loan because my annual income is substantial and continues to grow.? I have been carrying debt for many years but now I am in the mode of being debt free (with exception of my house) in 3-5 years and I have the means to do it.? I have restructured my larger debts into low interest?loans and now I am just trying to clean out some?abnormally high interest credit card balances within three years.? As can be seen by my credit history, I?never fail to pay my bills and do so on-time.??The only thing?dragging my credit rating down is the substantial oustanding debt. ?

Monthly net income: $ 12,050 (does not include my annual bonus of $25 - $37.5K)

Monthly expenses: $?9,950
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1980	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 8	Length of status:	3y 0m
Amount delinquent:	$865	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,172	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	velocity-piano0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$104.00

Auction yield range:	10.89% - 14.00%	Estimated loss impact:	10.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1991	Debt/Income ratio:	20%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 2	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,769	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	arkadofbabylon	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$0.05	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off a high interest credit card. Every card I have?ever had has been?below 9%, except for one, which remains at 19.74%. I am requesting this loan so I can be rid of this high rate credit card and pay my interest to a community of people versus a faceless institution. All of my credit cards are closed and I am?currently paying off all of the remaining balances.

My financial situation:
I am a good candidate for this loan because I have had a prior prosper loan that was paid in full as agreed. I also am steadily employed in a career path?that I have worked in for over 8 years.

Monthly net income: $3800

Monthly expenses: $ 1995
??Housing: $ 400
??Insurance: $ 50
??Car expenses: $ 60
??Utilities: $0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 920
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1985	Debt/Income ratio:	24%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	8y 4m
Amount delinquent:	$74	Total credit lines:	27	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	framework057	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying distressed property in Fla
Purpose of loan:
This loan will be used to?buy second home in Fla

My financial situation: Bank of America
I am a good candidate for this loan because?retired AT&T employer 33yrs, already own property in Fla which I'm in the process of selling now. Social Security benefit to start Oct, have approval letter on file.

Monthly net income: $ 2624 SS-1615 401k-1009

Monthly expenses: $ 1309
??Housing: $0
??Insurance: $150
??Car expenses: $100
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $159
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$173.33

Auction yield range:	10.89% - 14.00%	Estimated loss impact:	11.11%
Lender servicing fee:	1.00%	Estimated return:	2.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2003	Debt/Income ratio:	19%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,764	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	sunny-investment2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$212.61

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1991	Debt/Income ratio:	12%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	11	Current / open credit lines:	3 / 4	Length of status:	4y 2m
Amount delinquent:	$23,698	Total credit lines:	35	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,756	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	peace-angel3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills
Purpose of loan:
This loan will be used to consolidate 2 bills so I can pay off quicker.

My financial situation:
I am a good candidate for this loan because I am an IT Specialist for a good company and have been with them over 4 years now.? I went through a divorce, so my credit is not the greatest, but I can easily make the payments and expect to additional to pay of sooner.

Monthly net income: $ 3650

Monthly expenses: $
??Housing: $? 1100
??Insurance: $ 260
??Car expenses: $ 300
??Utilities: $ 125
??Phone, cable, internet: $ 95
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 19.82%	Starting monthly payment:	$212.43

Auction yield range:	10.89% - 15.50%	Estimated loss impact:	11.15%
Lender servicing fee:	1.00%	Estimated return:	4.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1994	Debt/Income ratio:	33%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$47,480	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	newest-mighty-kindness	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off an extremely high interest rate credit card.? The rate was jacked up by 2x due to an error?with an?online payment.? I had two?"pay from" accounts and selected one?thinking it was the other.??The account?selected did not have sufficient funds because I thought I was using the other account, which?had more than sufficient funds.? The credit card issuer refused to reinstate my previous rate even when I immediately?corrected the issue after discovering it?two business days later.

My financial situation:
I am a good candidate for this loan because I have never been late paying any debt and never have had a debt charged off.

Monthly net income: $ 4025 take home, $7200 gross

Monthly expenses: $ 3400
??Housing: $ 990
??Insurance: $ 90
??Car expenses: $ 480
??Utilities: $ 250
??Phone, cable, internet: $ 160
??Food, entertainment: $ varies
??Clothing, household expenses $ varies
??Credit cards and other loans: $ 1050
??Other expenses: $ varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$148.65

Auction yield range:	16.89% - 19.00%	Estimated loss impact:	19.36%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1983	Debt/Income ratio:	3%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	4 / 5	Length of status:	15y 8m
Amount delinquent:	$59,415	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,296	Stated income:	$100,000+
Delinquencies in last 7y:	18	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	Roger7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2006)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Inventory for business
Hello I am a happily married man, with four amazing boys. I have an excellent job, where I have been an administrator for 16 years. The purpose of loan is to purchase inventory for my wife's business. This loan will be used to purchase dance wear for her performing arts studio. My financial situation is secure as I have tenure. I am a good candidate for this loan because I have loaned through Prosper before and I paid back the entire loan, each month in full and was never late. I have outstanding debt for a student loan, which is in repayment and always on-time. Thank you for your time and consideration.

Monthly net income: $6400
Monthly expenses: $ 725
Housing: $2800
Insurance: $168
Student Loan $340
Car expenses: Both cars are totally paid for
Utilities: $150
Phone, cable, internet: $225
Food, entertainment: $600
Clothing, household expenses $200
Credit cards and other loans: $462
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$298.20

Auction yield range:	13.89% - 24.00%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2003	Debt/Income ratio:	33%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,418	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	social-lesson	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because after I get my debt consolidated I will close my credit cards and will no longer use them. I am dedicated to paying off this debt.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 22.36%	Starting monthly payment:	$194.25

Auction yield range:	10.89% - 17.99%	Estimated loss impact:	11.22%
Lender servicing fee:	1.00%	Estimated return:	6.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2001	Debt/Income ratio:	52%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,440	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	PuffDattie	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement ring
Purpose of loan:
This loan will be used to? Buy an engagement ring for my love of 4 years. Please help me make it happen????

My financial situation:
I am a good candidate for this loan because? Ive never missed a payment for anything in my entire 14 year?credit history. I will never miss a payment in my life.?I live with family so i dont have much in living expenses.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 0 - live at home????????
??Insurance: $ 160
??Car expenses: $ 500
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0 (live with?parents?sadly)
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 62 monthly
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 37.70%	Starting monthly payment:	$201.02

Auction yield range:	10.89% - 33.00%	Estimated loss impact:	11.64%
Lender servicing fee:	1.00%	Estimated return:	21.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1998	Debt/Income ratio:	12%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$2,727	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	red-balance-kangaroo	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt and engagement ring
Purpose of loan:
This loan will be used to?
Consolidate my debt and purchase an engagement ring for my girlfriend.My financial situation: I have worked for the same company for nine years and our company continues to grow. Zero layoffs since the great recession began.I am a good candidate for this loan because? I have a 3 year old daughter and am saving to buy a house. I just would rather not tap into that money to purchase an engagement ring. I can afford new debt

Monthly net income: $ 3800
Monthly expenses: $ about $1700
??Housing: $ 550
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$287.66

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1991	Debt/Income ratio:	17%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$211,901	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	blue-lively-power	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goodbye To High Utilization Cards!
Purpose of loan:
This loan will be used to pay off 2 Citibank credit cards that have recently lowered my credit line to amounts that have dramatically increased my bankcard utilization.

My financial situation:
I am a good candidate for this loan because of my excellent credit history. I have no delinquencies, collections or other derogatory information in my credit file and have no inquires in the past 6 months. In addition my credit history is almost 20 years old and up to the time that Citibank decreased my credit lines on my 2 Citibank cards, I have always maintained credit card utilization below 34%.

I have stable income and for the past 6 years was the principal of a consulting firm and just recently went back into the corporate world as a business analyst with a Fortune 200 firm.

Of the $211,901 of revolving credit that is listed in my profile, $200,000 is from my Home Equity Line Of Credit. Of the remaining $11,900 in revolving balance 8k is on the 2 Citibank cards that I wish to pay down and the other 3k is on an American Express card that I utilize for business travel and is normally paid off in full each month.

Finally please review my listed credit profile (and note my Prosper Score of 7) to get a clearer indication of my ability to both manage credit and to pay back obligations. My Prosper rating of D is much lower than I would like due to the utilization challenge caused by the Citibank credit line reduction and will increase quickly (along with my credit score) once my utilization is back to a normal range below 34%

Thank you very much for reviewing my request and please forward along any questions that you have and I will respond to your request with additional information.

Monthly net income: $ 7091

Monthly expenses: $ $ 4405 (Total Monthly Expenses)
? Housing: $ 1500
? Insurance: $ 125
? Car expenses: $ 95 (Fuel..Own Car)
? Utilities: $ 275
? Phone, cable, internet: $ 105
? Food:$ 205
? Entertainment: $ 60
? Clothing, household expenses $ 295
? Credit cards and other loans: $ 845
? Other expenses: $ 900 (Child Support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 16.25%	Starting monthly payment:	$84.23

Auction yield range:	10.89% - 12.00%	Estimated loss impact:	11.06%
Lender servicing fee:	1.00%	Estimated return:	0.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1996	Debt/Income ratio:	23%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,011	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	Xanadu2You	Borrower's state:	Washington	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
760+ credit, why "D" rating?
PLEASE NOTE:? in late July, I listed a loan and Prosper deemed me an "A" rating.? One week later, I re-listed my loan and found myself with a "B" rating by Prosper.? Upon querying Prosper, they indicated:
"On Sunday July 25 we changed our credit policy criteria, so now some areas are weighted differently then [sic] before.? This is why you had a different result from your original visit."? Please note, my credit score (760+), HAS NOT CHANGED.? I am still an "A" rating by Prosper's?historical standards.

Today, Prosper has re-queried my credit info, and given me?a "D" rating.? The only thing that has changed since Prosper's initial query in mid-July is that now my credit report shows 2 inquiries in the last 6 months.? My credit is just as good as it was when Prosper gave me an "A" rating, but it is becoming increasingly difficult to get my loan funded.

Purpose of loan:
I've revised my loan amount downward?and increased the interest rate.? This means I'll continue paying off my credit cards (unemployment debt) separately, and intend to use this smaller loan amount to purchase a computer for my side crafting business to replace my dying, 5-year-old laptop.? Any amount over the cost of the laptop will be paid back into the Prosper loan right away.

Examples of my work from my home crafting business are available on my Etsy website:? http://www.Xanadu2You.etsy.com.? I make some sales on my website, but more frequently sell at live craft/art fairs (in addition to my full-time work) to supplement my full-time income and pay my bills.

My full-time employment is funded by a long-term contract funded by the Recovery Act, and is extremely stable -- our department's contract has been officially renewed for another 3 years, as of this month.? In addition, I have strong support from friends and family, who have graciously lent me money as-needed to keep me solvent while unemployed, and who will be willing to back me up again if I ever need their support.?

Please ask me any questions you may have.? This is a GUARANTEED investment.

Income: $44,000/year salary, plus income from crafting business

Housing:$800/month

Car payment: $458/month (Purchased this car ONE WEEK before I lost my job, and I have made EVERY PAYMENT on time.)

Credit cards: minimum payment, ~$100/month.? I pay $300-$400/month, in order to work on PAYING OFF these remaining debts from unemployment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	30.35%	Starting borrower rate/APR:	31.35% / 34.99%	Starting monthly payment:	$112.31

Auction yield range:	13.89% - 30.35%	Estimated loss impact:	15.59%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2003	Debt/Income ratio:	18%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,692	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	purposeful-commitment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2009)
Principal balance:	$3,210.03	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Truck for my Husband
Purpose of loan:
This loan will be used to buy my husband a truck.? Last year I forced him to sell the love of his life (before me of course), his Chevy pickup, so that we could buy our first house.? We have accomplished this task...yay!...but now I want to get him back into a truck before he goes nuts!? He's found a few that he likes but they aren't from dealers and won't take payments.? So I am here asking for help in getting the cash needed to get him back?in a truck.? He doesn't fit well in my old little?red?coupe with all his tools anymore!? He's a deisel mechanic and has A LOT of tools he lugs around!

My financial situation:
I am a good candidate for this loan because I have a short but good history with Prosper already.? I have a very stable job as an Architect and am very diligent at keeping track of all my payments.? I always pay on time.?

Monthly net income: $
Take home pay is 2800 a month from my job and 2200 from my husbands = $5000 total.

Monthly expenses: $
??Housing: $ 864.30
??Utilities+cable+internet: $ 230.00
??Credit cards and other loans: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$130.58

Auction yield range:	3.89% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-2004	Debt/Income ratio:	7%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,806	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	cbillions	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2008)
Principal balance:	$402.83	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Paying of credit cards
Purpose of loan:
Pay off credit cards at a lower rate than my bank is charging me.

My financial situation:
I have a solid career at a company I've been with for over 2 years now.? I have no other major loans beside this one I am applying for through Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$294.03

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1989	Debt/Income ratio:	19%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	9y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,900	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	open-minded-investment850	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Payement Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.